Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 122 to Registration Statement No. 33-26305 on Form N-1A of our report dated November 25, 2009, relating to the financial statements and financial highlights of BlackRock Funds, including BlackRock Mid-Cap Growth Equity Portfolio, BlackRock Mid-Cap Value Equity Portfolio, and BlackRock Small/Mid-Cap Growth Portfolio appearing in the Annual Report on Form N-CSR of BlackRock Funds for the year ended September 30, 2009, and to the references to us under the headings “Financial Highlights” in the Prospectuses, which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 122 to Registration Statement No. 33-26305 of our report dated November 25, 2009, relating to the financial statements and financial highlights of BlackRock Funds, including BlackRock Small Cap Core Equity, BlackRock Small Cap Growth Equity, and BlackRock Small Cap Value Equity appearing in the Annual Report on Form N-CSR of BlackRock Funds for the year ended September 30, 2009, and to the references to us under the headings “Financial Highlights” in the Prospectuses, which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2010